UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2008

CHINA INFRASTRUCTURE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51081	80-0485183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (011) 852-2530 0222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(b)           New Independent Accountants

On May 14, 2008, the Board of Directors of China Infrastructure Investment Corporation, a Nevada corporation (the “Registrant”) approved the engagement of Weinberg & Company, P.A. (“Weinberg”) as its independent registered public accounting firm to audit the Registrant’s financial statements, effective immediately.  The Registrant did not consult Weinberg on any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-B during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Weinberg.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2008, the Board of Directors of the Registrant unanimously resolved to change the Registrant’s fiscal year end from December 31 to June 30 in light of the recent change of control of the Company as set forth in the Registrant’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on February 11, 2008. The Registrant anticipates it will file its next Quarterly Report on Form 10-QSB and its next Annual Report on Form 10-Q.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2008

CHINA INFRASTRUCTURE INVESTMENT CORPORATION

By:	/s/ Li Xipeng
Name:	Li Xipeng
Title:	Chief Executive Officer